SPROTT FUNDS TRUST

Sprott Gold Equity Fund

Investor Class (SGDLX)

Institutional Class (SGDIX)

Supplement dated May 16, 2024, to the Supplemental Prospectus, Prospectus, and Statement of Additional Information dated April 29, 2024

In connection with the retirement of Douglas Groh as portfolio manager of Sprott Gold Equity Fund effective May 15, 2024, the second paragraph in the Summary Prospectus under the heading entitled “Management – Portfolio Managers” is replaced with the following:

John Hathaway, Senior Portfolio Manager of Sprott Asset Management USA Inc., was a portfolio manager or a co-portfolio manager of the Predecessor Fund since its inception in 1997 and has been a portfolio manager of the Fund since its inception in January 2020. Maria Smirnova, Senior Portfolio Manager of Sprott Asset Management LP and an associated person of Sprott Asset Management USA Inc., has served as a portfolio manager of the Fund since December 2020. Shree Kargutkar, Portfolio Manager of Sprott Asset Management LP and an associated person of Sprott Asset Management USA Inc., has served as portfolio manager of the Fund since December 2020. Justin Tolman, Portfolio Manager of Sprott Asset Management USA Inc has served as portfolio manager of the Fund since March 2024.

The third paragraph in the Prospectus under the heading entitled “Fund Management - Portfolio Managers” is deleted in its entirety.

All references to Douglas Groh in the Statement of Information are hereby removed.

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This Supplement dated May 15, 2024, and the Summary Prospectus, Prospectus and Statement of Additional Information dated April 29, 2024, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus, and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-940-4653.